UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2016 (December 20, 2016)

MeetMe, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33105	86-0879433
(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive, New Hope, Pennsylvania 18938

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) (215) 862-1162

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2016, the Board of Directors (the “Board”) of MeetMe, Inc., a Delaware Corporation (the “Corporation”), approved amendments to amend and restate the Corporation’s bylaws, effective as of December 20, 2016 (the “Bylaws”). The Bylaws have not been amended since December 6, 2011. The amendments to the Bylaws are intended to conform the Bylaws to more current public company practice, including to (i) enhance the information that the Board would have access to about the persons deemed to be proposing director nominees and/or stockholder proposals and further the Board’s ability to make informed recommendations to stockholders relating thereto; (ii) enhance the information that the Board would have access to about proposed nominees and/or stockholder proposals and further the Board’s ability to make informed recommendations to stockholders relating thereto; (iii) enhance the information that the Corporation would have access to in preparing proxy materials commenting on any stockholder proposed nominees and/or stockholder proposals; and (iv) enhance the information available to all stockholders in advance of a stockholders’ meeting and, accordingly, allow stockholders to make more informed voting decisions. Among other things, the amendments to the Bylaws:

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Specify certain procedural matters relating to how the date and time of an annual meeting of stockholders is fixed as well as the place of the annual meeting unless the Board determines that the annual meeting shall be held by means of remote communication.

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Provide for the ability of the Board to postpone or cancel any previously scheduled annual or special meeting of the stockholders by resolution of the Board upon public notice given prior to the time previously scheduled for such meeting of stockholders.

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Specify certain procedural matters relating to how a list of the stockholders entitled to vote at a stockholders’ meeting will be made available to stockholders at least ten (10) calendar days before the meeting.

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Specify certain procedural matters relating to the requirements for any business to be brought before an annual meeting of stockholders, including, but not limited to, the prerequisites for a stockholder to bring any business before an annual meeting of stockholders.

●

Add and revise provisions requiring an advance notice of stockholder proposals to be submitted to the Corporation in connection with business intended to be brought before an annual meeting of stockholders (the “Proposal Notice”), including, but not limited to, provisions that:

o

Specify that, to be timely, a stockholder’s Proposal Notice must be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the one hundred and fiftieth (150th) calendar day and not later than the close of business on the one hundred and twentieth (120th) calendar day prior to the one-year anniversary date of the immediately preceding year’s annual meeting of stockholders (the “Anniversary Date”); provided, however, that in the event that the date of the annual meeting is more than thirty (30) calendar days before or more than sixty (60) calendar days after the Anniversary Date, or if the Corporation did not hold an annual meeting in the preceding fiscal year, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the later of (i) the close of business on the ninetieth (90th) calendar day prior to such annual meeting or (ii) the close of business on the tenth (10th) calendar day following the day on which public disclosure of the date of such annual meeting was first made;

o

Provide for a defined term, “Proposing Person,” to encompass the individuals for whom information is required to be included in a Proposal Notice or Nominating Notice (as defined below), as the case may be, and defining “Proposing Person” to include the stockholder providing the applicable notice, the beneficial owner of the Corporation’s capital stock, if different, on whose behalf the applicable notice is given, any “affiliate” or “associate” (as such terms are defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such stockholder or beneficial owner, each other person who is “Acting in Concert” (as defined below) with such stockholder or beneficial owner, persons who are members of any Schedule 13D group (as such term is used in Rule 13d-5 under the Exchange Act) with such stockholder or beneficial owner, and persons who are participants in any solicitation of proxies by such stockholder or beneficial owner;

o

Provide that a person shall be deemed to be “Acting in Concert” with another person if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the Corporation in parallel with, such other person where (A) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (B) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a proxy statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person;

o

Further specify the information required to be provided by Proposing Persons in respect of the business proposed in their Proposal Notice, including, but not limited to, the following information regarding such persons:

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their ownership, direct and indirect, in the Corporation’s securities, including any shares, owned beneficially (as defined in Rule 13d-3 (or any successor thereof) under the Exchange Act) and/or held of record by such persons (including any shares of any class or series of the Corporation as to which such person has a right to acquire beneficial ownership at any time in the future, whether such right is exercisable immediately, only after the passage of time or only upon the satisfaction of certain conditions precedent);

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a description in reasonable detail of any pending, or to the knowledge of any such persons, threatened legal proceeding in which any Proposing Person is a party or participant involving the Corporation or any officer, director, affiliate or associate of the Corporation;

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a description in reasonable detail of any relationship (including any direct or indirect interest in any agreement, arrangement or understanding, written or oral) between any Proposing Person and the Corporation or any director, officer, affiliate or associate of the Corporation;

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a description in reasonable detail of any derivative interests that are directly or indirectly, held or maintained by such persons with respect to any shares of any class or series of shares of the Corporation’s securities (including any short position or any borrowing or lending of shares of stock) that has been made by or on behalf of such persons, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk of stock price changes for, any such persons or any of their “affiliates” or “associates” (as such terms are defined in Rule 12b-2 of the Exchange Act) or to increase or decrease the voting power or pecuniary or economic interest of such persons or any of their affiliates or associates with respect to stock of the Corporation, including any security or instrument that would not otherwise constitute a “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence;

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a description in reasonable detail of any proxy, contract, arrangement, understanding or relationship, written or oral and formal or informal, between such Proposing Person and any other person or entity (naming each such person or entity) pursuant to which the Proposing Person has a right to vote any shares of the Corporation;

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a description in reasonable detail of any rights to dividends on the shares of any class or series of shares of the Corporation directly or indirectly held of record or beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation;

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a description in reasonable detail of any performance-related fees (other than an asset-based fee) to which the Proposing Person may be entitled as a result of any increase or decrease in the value of shares of the Corporation or any of its derivative securities;

■	any direct or indirect interest of such Proposing Person in any contract or agreement with the Corporation, or any affiliate or associate of the Corporation (naming such affiliate or associate);

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a description in reasonable detail of all agreements, arrangements and understandings, written or oral, formal or informal (1) between or among any of the Proposing Persons or (2) between or among any of the Proposing Persons and any other person or entity (naming each such person or entity) in connection with or related to the proposal of business by a stockholder, including without limitation, (A) any understanding, formal or informal, written or oral, that any Proposing Person may have reached with any stockholder of the Corporation (naming each such stockholder) with respect to how such stockholder will vote its shares in the Corporation at any meeting of the Corporation’s stockholders or take other action in support of or related to any business proposed, or other action to be taken, by the Proposing Person, and (B) any agreements that would be required to be disclosed by any Proposing Person or any other person or entity pursuant to Item 5 or Item 6 of a Schedule 13D that would be filed pursuant to the Exchange Act and the rules and regulations promulgated thereunder (regardless of whether the requirement to file a Schedule 13D is applicable to the Proposing Person or other person or entity); and

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all other information relating to such Proposing Persons that would be required to be disclosed in a proxy statement or other filing required to be made by any Proposing Persons in connection with the contested solicitation of proxies by such persons in support of the business proposed to be brought before the stockholders’ meeting pursuant to Section 14(a) and Regulation 14A under the Exchange Act;

o

Further specify, as to each item of business that the stockholder giving the Proposal Notice proposes to bring before the annual meeting, the information required to be provided about such proposed business, including, but not limited to the following:

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the reasons (including the text of any reasons for the business that would be disclosed in any proxy statement or supplement thereto to be filed with the SEC) detailing why such stockholder or any other Proposing Person believes that the taking of the action or actions proposed to be taken would be in the best interests of the Corporation and its stockholders;

■	the text of the proposal or business (including the text of any resolutions proposed for consideration);

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a description in reasonable detail of any interest of any Proposing Person in such business, including any anticipated benefit to the stockholder or any other Proposing Person therefrom, including any interest that would be disclosed to the Corporation’s stockholders in any proxy statement to be distributed to the Corporation’s stockholders; and

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all other information relating to such proposed business that would be required to be disclosed in a proxy statement or other filing required to be made by any of the Proposing Persons in connection with the contested solicitation of proxies in support of such proposed business by one or more Proposing Persons pursuant to Section 14(a) and Regulation 14A under the Exchange Act;

o

Require the Proposing Person to, from time to time, update and supplement the information provided by such stockholder in its Proposal Notice and, in furtherance thereof, include a provision that allows the Corporation, the Board or any duly authorized committee thereof to request the Proposing Person to provide written verification of the information submitted by the Proposing Person such that the information contained in the Proposal Notice is true, correct and complete in all respects;

o

Require that the Proposal Notice include a representation as to whether any Proposing Person intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock entitled to vote and required to approve the proposed business described in the Proposal Notice and, if so, identifying each such Proposing Person;

o

Require that the Proposal Notice include a representation that the stockholder or its qualified representative intends to appear in person at the meeting to propose the actions specified in the Proposal Notice and to vote all proxies solicited;

o

Require a stockholder to specifically identify in the Proposal Notice by way of an express reference how the information being provided is intended to comply with a specific advance notice requirement of the Bylaws;

o

Specify that a stockholder must set forth in writing directly within the body of the Proposal Notice (as opposed to being incorporated by reference from any other document or writing not included with, and made a part of, the Proposal Notice) all the information required to be included in the Proposal Notice pursuant to the Bylaws;

o

Specify that a stockholder submitting the Proposal Notice, by its delivery to the Corporation, represents and warrants that all information contained therein is true, accurate and complete in all respects, contains no false and misleading statements and such stockholder acknowledges that it intends for the Corporation and the Board to rely on such information as (i) being true, accurate and complete in all respects, without regard to what other information may be publicly available but not contained in the Proposal Notice, and (ii) not containing any false and misleading statements;

o

Require that, notwithstanding any notice of the annual meeting sent to stockholders on behalf of the Corporation, a stockholder must separately provide a Proposal Notice in accordance with the Bylaws to conduct business at any stockholder meeting and further clarifying that, if the stockholder’s proposed business is the same or relates to business brought by the Corporation and included in the Corporation’s annual meeting notice, the stockholder is nevertheless still required to comply with the advance notice of business provisions of the Bylaws and give its own separate and timely Proposal Notice to the Secretary of the Corporation which complies in all respects with the applicable requirements of the Bylaws;

o

Provide that, in addition to the requirements contained in the Bylaws, a Proposing Person must also comply with all applicable requirements of the Exchange Act and Delaware law with respect to any stockholder proposal and business that may be sought to be brought before an annual meeting of stockholders and any solicitation of proxies in connection therewith; and

o	Provide that in no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a Proposal Notice.

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Specify certain procedural matters relating to (A) the process by which the Board’s Nominating and Governance Committee will make a recommendation to the Board on whether to accept or reject, or take other action with respect to, a resignation that is tendered by an incumbent director nominated for re-election who does not receive the vote of at least the majority of the votes cast at any meeting for the election of directors at which a quorum is present; (B) the process by which the Board will act on the tendered resignation, taking into account the Nominating and Governance Committee’s recommendation; (C) the process by which the Board’s decision to accept or reject the tendered resignation will be publicly disclosed; and (D) the process by which any vacancy resulting from a director’s resignation that is accepted by the Board is filled.

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Specify certain procedural matters relating to the requirements for any director nominations to be brought before a stockholders’ meeting, including, but not limited to, the prerequisites for a stockholder to bring a proposed director nomination before a stockholders’ meeting.

●	Amend the provisions related to the advance notice of proposed director nominations, including, but not limited to, revisions to:

o

Specify that, to be timely, a stockholder’s notice of nomination, shall be made in writing and delivered to, or mailed and received by, the Secretary of the Corporation at the principal office of the Corporation (i) not earlier than the close of business on the one hundred and fiftieth (150th) calendar day and not later than the close of business on the one hundred and twentieth (120th) calendar day prior to the Anniversary Date, or (ii) in the case of a special meeting of stockholders called in accordance with the Bylaws for the purpose of electing directors, or in the event that the annual meeting of stockholders is called for a date that is more than thirty (30) calendar days before or more than sixty (60) calendar days after the Anniversary Date, or if the Corporation did not hold an annual meeting in the preceding fiscal year, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the later of (i) the close of business on the ninetieth (90th) calendar day prior to such meeting or (ii) the close of business on the tenth (10th) calendar day following the day on which public disclosure of the date of such meeting was first made;

o

Further specify the information required to be provided by Proposing Persons in their advance notice of proposed nominations of candidates for election to the Board (the “Nominating Notice”) which is required to include, as to each Proposing Person, substantially the same information about such Proposing Person that is required to be included in a Proposal Notice, as more fully discussed above, except that any reference to “business” or “proposal” therein is deemed to refer to the “nomination” of a director or directors by a stockholder which is proposed in a Nominating Notice;

o	Further specify the information required to be provided in the Nominating Notice about each person being proposed as a nominee for election to the Board, including, but not limited to, the following:

■	all information with respect to such proposed nominee that would be required to be set forth in a Nominating Notice if such proposed nominee was a Proposing Person;

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all information relating to such proposed nominee that would be required to be disclosed in a proxy statement or other filing required to be made with the SEC by any Proposing Person pursuant to Section 14(a) under the Exchange Act to be made in connection with a contested solicitation of proxies by a Proposing Person for an election of directors in a contested election;

■	such proposed nominee’s executed written consent to be named in the proxy statement of the Proposing Person as a nominee and to serve as a director of the Corporation if elected;

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to the extent that such proposed nominee has entered into (1) any agreement, arrangement or understanding (whether written or oral) with, or has given any commitment or assurance to, any person or entity as to the positions that such proposed nominee, if elected as a director of the Corporation, would take in support of or in opposition to any issue or question that may be presented to him or her for consideration in his or her capacity as a director of the Corporation, (2) any agreement, arrangement or understanding (whether written or oral) with, or has given any commitment or assurance to, to any person or entity as to how such proposed nominee, if elected as a director of the Corporation, would act or vote with respect to any issue or question presented to him or her for consideration in his or her capacity as a director of the Corporation, (3) any agreement, arrangement or understanding (whether written or oral) with any person or entity that could be reasonably interpreted as having been both (a) entered into in contemplation of the proposed nominee being elected as a director of the Corporation, and (b) intended to limit or interfere with the proposed nominee’s ability to comply, if elected as a director of the Corporation, with his or her fiduciary duties, as a director of the Corporation, to the Corporation or its stockholders, or (4) any agreement, arrangement or understanding (whether written or oral) with any person or entity that could be reasonably interpreted as having been or being intended to require such proposed nominee to consider the interests of a person or entity (other than the Corporation and its stockholders) in complying with his or her fiduciary duties, as a director of the Corporation, to the Corporation or its stockholders, a description in reasonable detail of each such agreement, arrangement or understanding (whether written or oral) or commitment or assurance;

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a description in reasonable detail of any and all agreements, arrangements and/or understandings, written or oral, between such proposed nominee and any person or entity (naming each such person or entity) with respect to any direct or indirect compensation, reimbursement, indemnification or other benefit (whether monetary or non-monetary) in connection with or related to such proposed nominee’s candidacy for election to the Board and/or service on the Board if elected as a member of the Board;

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a description in reasonable detail of any and all other agreements, arrangements and/or understandings, written or oral, between such proposed nominee and any person or entity (naming such person or entity) in connection with such proposed nominee’s service or action as a proposed nominee and, if elected, as a member of the Board; and

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all information that would be required to be disclosed pursuant to Items 403 and 404 under Regulation S-K if the stockholder giving the notice or any other Proposing Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant;

o

Require the Proposing Person to, from time to time, update and supplement the information provided by such Proposing Person in its Nominating Notice and, in furtherance thereof, authorize the Corporation, the Board or any duly authorized committee thereof to request the Proposing Person to provide written verification of the information submitted by the Proposing Person such that the information contained in the Nominating Notice is true, correct and complete in all respects;

o

Require a stockholder to specifically identify in the Nominating Notice by way of an express reference how the information being provided is intended to comply with a specific advance notice requirement of the Bylaws;

o

Specify that a Proposing Person must set forth in writing directly within the body of the Nominating Notice (as opposed to being incorporated by reference from any other document or writing not included with, and made a part of, the Proposal Notice) all the information required to be included in the Nominating Notice pursuant to the Bylaws;

o

Provide that a Proposing Person submitting the Nominating Notice, by its delivery to the Corporation, represents and warrants that all information contained therein is true, accurate and complete in all respects, contains no false and misleading statements and such Proposing Person acknowledges that it intends for the Corporation and the Board to rely on such information as (i) being true, accurate and complete in all respects, without regard to what other information may be publicly available but not contained in the Nominating Notice, and (ii) not containing any false and misleading statements;

o

Provide that, notwithstanding any notice of stockholders’ meeting sent to stockholders on behalf of the Corporation, a Proposing Person must separately comply with the advance notice of nominations provisions of the Bylaws to propose director nominations at any stockholders’ meeting and would still be required to give its own separate and timely Nominating Notice to the Secretary of the Corporation which complies in all respects with the applicable requirements of the Bylaws;

o

Provide that the stockholder or a qualified representative of such stockholder must be present in person at a stockholders’ meeting and must represent that it will be present at such meeting in order for a proposed director nomination to be brought before the meeting;

o

Provide that in the event that the number of directors to be elected to the Board of the Corporation is increased and there is no public disclosure naming all of the proposed nominees for Director or specifying the size of the increased Board made by the Corporation at least one hundred (130) calendar days prior to the one year anniversary of the immediately preceding year’s annual meeting, a Nominating Notice required by the Bylaws shall also be considered timely, but only with respect to proposed nominees for any new positions created by such increase, and only with respect to a stockholder who had, prior to such increase in the size of the Board, previously submitted a Nominating Notice prior to the deadline for submitting director nominations in compliance with the Bylaws, if such Nominating Notice is delivered to, or mailed and received by, the Secretary of the Corporation at the principal office of the Corporation not later than the close of business on the tenth (10th) calendar day following the day on which such public disclosure is first made by the Corporation; and

o	Provide that in no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a Nominating Notice.

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Provide more detailed procedural provisions with respect to stockholders’ meetings, including, but not limited to, the organization and conduct of the meeting, meeting protocol, the retention of inspectors of election for such meetings, and proxies for such meetings.

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Provide procedural provisions for having stockholders request that a record date be set by the Board for determining that the stockholders requesting that a special meeting be called have met the requisite twenty percent (20%) stock ownership threshold provided for in the Bylaws and requiring informational disclosures to be included with such request that are substantially similar to those required to be included in a Proposal Notice or a Nominating Notice.

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Provide procedures for having stockholders, who have met the requisite twenty percent (20%) stock ownership threshold requirement necessary to request that a special meeting of stockholders be called, request that a special meeting be called and requiring informational disclosures to be made together with such request that are substantially similar to those required to be included in a Proposal Notice or a Nominating Notice.

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Provide procedural provisions for special meetings called by stockholders that permit the Board to not call the special meeting under certain circumstances, including if the matter with respect to which the special meeting sought to be called relates to a similar or substantially similar matter intended to be considered at an upcoming annual meeting or if the actions proposed to be taken are not actions that stockholders can take under Delaware law or under the Corporation’s Certificate of Incorporation or Bylaws.

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Delete provisions in the Bylaws(that are inoperative as they are either inconsistent with provisions in the Corporation’s Certificate of Incorporation or provisions of Delaware law that require the provision to be included in the Corporation’s Certificate of Incorporation in order for it to be operative.

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Revise the provisions of the Bylaws relating to officers and stock certificates to conform the Bylaws to more current and customary public company practice and to more accurately reflect current practice at the Corporation.

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Require that any stockholder proposed bylaw amendments must be specifically identified in a notice of stockholder meetings provided in the notice of the meeting along with the text of any such proposed amendment and/or any resolution calling for any such amendment.

In addition to the foregoing, there are various other “clean-up” changes to the Bylaws including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, and defining certain terms and the capitalization of such defined terms.

The foregoing description of various amendments included in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws adopted by the Board on December 20, 2016, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of MeetMe, Inc., as adopted by the Board of Directors on December 20, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEETME, INC.

By: /s/ David Clark David Clark Chief Financial Officer

Date: December 23, 2016

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of MeetMe, Inc., as adopted by the Board of Directors on December 20, 2016